Supplemental Agreement No. 84

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 20, 2013, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement; and

WHEREAS, Boeing offered and Buyer agreed to accelerate delivery of three (3) 737-8H4 Aircraft bearing Manufacturing Serial Numbers 36912 and 36914 (both from October 2013 to September 2013) and 42523 (from July 2014 to June 2014) (collectively, Subject Aircraft).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2.Table 1c, “Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration),” is deleted in its entirety and a new Table 1c is attached hereto and incorporated into the Purchase Agreement by this reference. The new Table 1c reflects the revised delivery month for the Subject Aircraft.

3.Exhibit A-7 , “Aircraft Configuration - Block 800LUV Aircraft (non-ETOPS Configuration),” is deleted in its entirety and replaced with a revised Exhibit A-7, attached
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-84-1

hereto and incorporated in the Purchase Agreement by this reference. The revised Exhibit A-7 contains additional pricing information erroneously omitted from the original exhibit.

4.Attachment A to Letter Agreement SWA-PA-1810-LA-1001315R2, *** is deleted in its entirety and replaced with a revised Attachment A, attached hereto and incorporated in the Purchase Agreement by this reference. The revised Attachment A reflects the revised delivery month for the MSN 42523.

5.Letter Agreement SWA-PA-1810-LA-1105885R1, *** is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1105885R2, attached hereto and incorporated in the Purchase Agreement by this reference. The revised letter agreement corrects a typographical error in paragraph 1.2.

6.As a result of the revised delivery month of the MSN 42523, an excess in Advance Payments made by Buyer to Boeing exists in the amount of ***. Boeing will retain such excess amounts until the next Advance Payment is due, at which time Buyer may reduce the amount of such Advance Payment by ***. Buyer’s election to not reduce such next Advance Payment shall not preclude Buyer from using such excess amount on any following Advance Payment. A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Buyer by Boeing.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST aIRLINES cO.

By: /s/ Jeff Solomon	By: /s/ Tammy Romo

Its: Attorney‑In‑Fact	Its: SVP & CFO

P.A. No. 1810	SA-84-2

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA-82

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-82

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i

K/SWA	SA-84

SA
TABLE		Number

1a	Aircraft Information Table - Block 700LUV Aircraft	SA-83

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-83

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii

K/SWA	SA-84

SA
RESTRICTED LETTER AGREEMENTS		Number

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R2	***	SA-83
	Attachment A	SA-84

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R1	Option Aircraft	SA-75
	Attachment B - Option Aircraft Information Table	SA-83

SWA-PA-1810-LA-1105885R2	***	SA-84

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii

K/SWA	SA-84

SA
Number

SWA-PA-1810-LA-1105888R3	***	SA-83

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-01810/03729-LA-1301169	***	SA-83

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-	SA-66	Inactive

P.A. No. 1810	iv

K/SWA	SA-84

Exhibits	Title	Last Updated under SA	Current Status
700 Block T-W-2b Aircraft
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive

P.A. No. 1810	v

K/SWA	SA-84

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi

K/SWA	SA-84

Table 1c Purchase Agreement No. PA 01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:	***
Add'l Features/Changes	***
Total Special Features (Exhibit A-7)		***
Sub-Total of Airframe and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	1	***	37,004	***		***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	tbd, tbd	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36,911	***		***	***	***	***	***
Jul-2014	3	***	tbd, tbd, tbd	***	OPEX	***	***	***	***	***
Aug-2014	4	***	36907, 42524,35973, 42525	***		***	***	***	***	***
Sep-2014	4	***	36935, 42528, 42527, 42531	***		***	***	***	***	***

SWA-PA-01810		SA-84
63879 / 63887 / 64110 / 64111	Boeing Proprietary	Page 1

Table 1c Purchase Agreement No. PA 01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2014	3	***	36909, 36732, 36920	***		***	***	***	***	***
Oct-2014	1	***	38,806	***		***	***	***	***	***
Nov-2014	2	***	36971, 37043	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***

Total:	45

Notes:
1) ***
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R2 to the Purchase Agreement.

SWA-PA-01810		SA-84
63879 / 63887 / 64110 / 64111	Boeing Proprietary	Page 2

737-8H4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A-7 to Purchase Agreement Number 1810

Block 800LUV Aircraft
(non-ETOPS Configuration)

P.A. No. 1810	A-7- 1	SA-84

AIRCRAFT CONFIGURATION

Dated September 20, 2013

relating to

BOEING MODEL 737-8H4 AIRCRAFT

The Detail Specification is Boeing document number D019A001SWA38P-1 Rev C, dated March 29, 2013. The Detail Specification provides further description of Buyer’s configuration set forth in this Exhibit A-7. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev N dated as of January 29, 2010 as amended to incorporate the Special Features listed in this Exhibit A-7, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Special Features. The Aircraft Basic Price reflects and includes all effects of such Special Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 1810	A-7- 2	SA-84

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	***
0110-000030	MAJOR MODEL 737 AIRPLANE	***
0170A244C58	SERVICING FEATURES - BASIC	***
0170A425A76	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***
0170A541A17	AIRFRAME - 737-800	***
0170B401A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF DATALINK PROVISIONS AND INTEGRATED SELCAL CALL	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***
0170B513A51	PC - PUSH TO TALK (PTT) SWITCH ON GLARESHIELD - REMOVE	***
0170B750B43	737 BOEING SKY INTERIOR	***
0170C430J04	PC - COMMUNICATIONS - DUAL COMMUNICATIONS CONTROL PANEL WIRING IN LIEU OF TRIPLE COMMUNICATIONS CONTROL PANEL WIRING	***
0170C801A81	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD	***
0170C801C76	LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS - 737 BOEING SKY INTERIOR	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN - BOEING SKY INTERIOR	***
0221A599A81	WET GROOVED RUNWAY OPERATIONS WITH ANTISKID SYSTEM INOPERATIVE	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***
0221C588A08	LANDING PERFORMANCE IMPROVEMENT- SKID RESISTANT RUNWAYS (FOR FAA CERTIFIED CUSTOMERS)	***
0222C472A09	SHORT FIELD PERFORMANCE ENHANCEMENT	***
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	***
0228-000001	FLIGHT MANUALS IN FAA FORMAT	***
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	***
0252B299A34	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES FAHRENHEIT	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***
0315D292A01	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800	***
0351D322A15	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	***
0370C910B63	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - INSTALLATION - 17 MIL DAMPING TAPE FOR NOISE REDUCTION	***
1110D360A84	EXTERIOR NON-REGULATORY MARKINGS	***
1110D360A85	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***
1130D360A86	CARGO COMPARTMENT PLACARDS	***
1130D360A88	LIGHTED SIGNS	***
1130D360B61	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***
2310B691B85	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***
2311B401A28	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL HONEYWELL INTERNATIONAL INC. HF TRANSCEIVERS - P/N 964-0452-012 - AND DIGITAL HF COUPLERS - P/N 964-0453-011 - BFE/SPE	***
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	***
2312A213B90
VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE HONEYWELL ARINC
750 RTA-44D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 064-50000-2000 - BFE/SPE
***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***
2322C430J57	MP - COMMUNICATIONS MANAGEMENT UNIT (CMU) - ACTIVATION - DATA LINK RECORDING	***
2322C703A02	CMU - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTING PARTIAL PROVISIONS - P/N 7519200-921 - BFE/SPE	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
2322D322B88
MP - CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 IN LIEU OF THE EXISTING HONEYWELL MARK III ARINC 758 LEVEL AOA CMU - P/N 7519200-
921 - BFE
***
2324B299A26	EMERGENCY LOCATOR TRANSMITTER (ELT) - WULFSBERG ELECTRONICS AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE/SPE	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***
2342D360B00	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS INSTALLATION - 3 VHF/2 HF	***
2351-000043	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - THREE POSITION WITH DETENT IN INTERPHONE POSITION	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***
2351B696M34	AUDIO INTEGRATION - INSTALLATION - 2J HAND MICROPHONE JACKS IN THE FLIGHT DECK	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***
2433-000010	STANDBY POWER - 60-MINUTE CAPABILITY	***
2451B572D03	GALLEY G1 POWER - 6.9 KVA	***

2510C910B65	TRIP COUNTER - INSTALLATION - SFE - DEXTER WILSON	***
2511-000271	SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION	***
2511B696M36	FLIGHT COMPARTMENT SEATS - INSTALL CAPTAIN AND FIRST OFFICER SEATS WITH FLOTATION CUSHIONS	***
2513-000420	NO ROLLER SUNSHADES - FLIGHT DECK	***
2513B696E89	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***
2513B696E95	FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALL A FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER'S CLIPBOARDS	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	***
2520D360A90	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***
2523D360F87	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***
2524D360A79	CLOSET - AFT OF DOOR 1, LEFT - BFE/SPE	***
2524D360B01	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - RHS - STA 336.75 - BFE/SPE	***
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***
2525D360F41	ECONOMY CLASS SEATS - BFE/SPE	***
2527D360C81	FLOOR COVERING - GALLEY MAT AND CARPET - BFE	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***
2528D360A93	LITERATURE POCKETS - BFE/SPE	***
2528D360B64	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***
2529A802A86	DOOR WARNING STRAP - SHOCK CORD	***
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	***
2530C882K34	GALLEY G1 - AFT STATION 293	***
2530D360B03	GALLEY PART NUMBERS - BFE/SPE	***

2530D360B04	GALLEY INSERT PART NUMBERS - BFE/SPE	***
2540B873A66	LA LAVATORY	***
2540D360A81	LA LAVATORY SELECTABLES	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
2540D360A82	LE LAVATORY SELECTABLES	***
2540D360C84	LD LAVATORY SELECTABLES	***
2552-000117	CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS	***
2552-000216	LOWER SIDEWALL LINER - FOWARD AND AFT CARGO COMPARTMENT - .060 THICKNESS	***
2552B491A05	FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.090 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A06	FLOOR PANELS - AFT CARGO COMPARTMENT - 0.090 INCH THICKNESS BMS 8-2, CONOLITE	***
2552B491A07	CEILING LINER - FORWARD CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A10	CEILING LINER - AFT CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A11	STA 731 BULKHEAD - .060 INCH THICKNESS, BMS 8-2, CONOLITE	***
2552B491A13	UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 INCH THICKNESS, BMS 8-2, CONOLITE	***
2560-000176	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***
2562D360B66	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***
2564D360G72	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***
3042B696M33	WINDSHIELD WIPER SYSTEM - REVISION - SINGLE SWITCH FOR BOTH WIPERS	***
3120C910B67	CLOCK WIRING - INSTALLATION - FMC, DFDAU AND VOICE RECORDER INPUT FROM FIRST OFFICER'S CLOCK	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***
3131D217A10
DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CAT IIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - TELEDYNE CONTROLS - 512 WPS CAPABLE - 737-7 DATA FRAME ACTIVE - P/N 2233000-916 - BFE/SPE
***
3132-000014	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK-ARINC 615-SFE	***
3133A150E33	MP-INSTL OF ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***
3161A627A40	CDS - SOFTWARE ACTIVATION - SELECTABLE COMPACTED ENGINE FORMAT - ENABLE	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***
3162-000023	FLIGHT DIRECTOR COMMAND DISPLAY - FILLED INTEGRATED CUE - ADI	***
3162-000028	RADIO ALTITUDE - BELOW ADI	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	***
3162A066A17	COMMON DISPLAY SYSTEMS FAULT MESSAGE - REVERSE VIDEO DISPLAY	***
3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***
3245-000098	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOODRICH - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	***
3245B290A92	BRAKES - CARBON - GOODRICH	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
3245B290A94	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***
3342-000033	NOSE GEAR TAXI LIGHT - NO AUTOMATIC SWITCHOFF AT RETRACTION	***
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	***
3344C910B68	ANTI-COLLISION LIGHT - INSTALLATION - SWITCH NOMENCLATURE	***
3350C869A05	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - COLOR PHOTOLUMINESCENT	***
3350D360K03	RO - EMERGENCY LIGHTING - REPLACEMENT - EMERGENCY ESCAPE PATH LIGHTING - NARROW COLORED PHOTOLUMINESCENT IN LIEU OF STANDARD WIDTH	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	***
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL INTERNATIONAL INC. - P/N 066- 50029-1201 - BFE/SPE	***
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	***
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	***
3436A218A66	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR A COMMON HUD SYSTEM WITH CONTROL PANEL INTERFACE	***
3436C594A68	HEAD UP DISPLAY (HUD) - INSTALLATION OF ROCKWELL COLLINS PHASE 3 HGS4000 SYSTEM WITH CONTROL PANEL - STC CERTIFIED - BFE/SPE	***
3443B696L72	SINGLE WEATHER RADAR SYSTEM - HONEYWELL INTERNATIONAL INC. - MODEL RDR- 4000 WEATHER RADAR - INSTALLATION - BFE/SPE	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	***
3446-000050	500 SMART CALLOUT	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	***
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127- 1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066- 50013-0101 - BFE/SPE	***
3457B696A24	AUTOMATIC DIRECTION FINDING (ADF) SYSTEM - PARTIAL PROVISIONS	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	***
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***
3461B696D59	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) -AIR TRAFFIC SERVICES DATA LKINK (ATS DL) -FANS FEATURE ACTIVATION	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***
3461B696M48	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***
3511-000011	NO REMOTE CREW OXYGEN FILL STATION	***
3511B696M31	CREW OXYGEN MASKS AND SMOKE GOGGLES - CAPTAIN, FIRST OFFICER, FIRST OBSERVER AND SECOND OBSERVER - BFE/SPE	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 4

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
3511D322B89	MP - CREW OXYGEN MASKS - WITH SECOND OBSERVER - REPLACEMENT - AVOX FULL FACE MASKS WITH BUILT-IN GOGGLES IN LIEU OF THE EXISTING AVOX MASKS WITH SEPARATE SMOKE GOGGLES - BFE	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***
3830C882K61	WASTE DISPOSAL - 4"" SERVICE PANEL LAVATORY DRAIN VALVE	***
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	***
3910D322A11	AFT ELECTRONICS PANEL ARRANGEMENT	***
5231A561C54	CARGO DOOR - SOLID SKIN	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***
5352A298A28	RADOME- NORDAM- SFE	***
5730B290A42	PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET INSTALLATION	***
5730C581A10	WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE/SPE (737-800)	***
7200-000125	CFM56-7 ENGINES - 7B26 RATING	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***
MISC	INTERIOR ALLOWANCE	***
MISC DOOR	FAA FLIGHT DECK DOOR	***
MISC P & O	PEAKS & OBSTACLES	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS (FAA)	***
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.856(b)	***
OPTIONS: 200	TOTALS:	***
ADDITIONAL PRODUCTION CHANGES, INCLUDING CHANGES FOR NON-ETOPS (AS OF SA-82):

0224B372J97	RO - EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS) - DELETION	***
0252D322D01	MP - INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES CELSIUS IN LIEU OF TEMPERATURE IN DEGREES FAHRENHEIT	***
1110D185K68	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - ADDITION - ETOPS MAINTENANCE MARKING	***
1110D360N93	RO - EXTERIOR COLOR SCHEMES AND MARKINGS - DELETION - ETOPS MAINTENANCE MARKING	***
2300D322C81	RO - FPO - COMMUNICATIONS - DELETION OF DUAL HONEYWELL HF COMMUNICATIONS SYSTEM INCLUDING PROVISIONS AND DELETE E6 EQUIPMENT RACK - RETAIN INTEGRATED AUDIO SELECTOR PANEL WIRING - BFE	***
2312C028G60	MP - VHF COMMUNICATIONS SYSTEM - ACTIVATION OF KEYLINE TIMER	***
2500D360N91	RO - PASSENGER COMPARTMENT - DELETION - EMERGENCY EQUIPMENT AND CENTER OVERHEAD STOWAGE - BFE	***
2520D185M20	MP - PASSENGER COMPARTMENT - REPLACEMENT - GALLEY AND ENTRYWAY MAT MATERIAL - SCHNELLER - BFE	***
2525D360N76	MP - PASSENGER COMPARTMENT SEATS - REVISION - B/E AEROSPACE - BFE	***
2525D360T83	MP - PASSENGER COMPARTMENT SEATS - REVISION - TRAY TABLE LATCH - B E AEROSPACE - BFE	***
2527D360L35	MP - FLOOR COVERING - REPLACEMENT - CARPET TILES IN PASSENGER CABIN - WITH 18MM WIDE PHOTOLUM - INTERFACEFLOR IN LIEU OF MOHAWK - BFE	***
2527D360T79	MP - FLOOR COVERING - REVISION - CARPET AND GALLEY MAT - BFE	***
2527D360T90	MP - FLOOR COVERING - REVISION - CARPET TILES - INTERFACEFLOR - BFE	***
2529D384F68	MP - DOOR WARNING STRAP - REPLACEMENT - FORWARD LH DOOR	***
2530D360T82	MP - GALLEY - REPLACEMENT - WASTE CONTAINER - COMPOSITES UNLIMITED - BFE	***
2552D560A01	MP - FPO - LOWER LOBE (CONTAINERIZED) CARGO COMPARTMENT - REPLACEMENT - FWD AND AFT CARGO LINERS	***
2562D360N20	MP - OVERWATER EMERGENCY EQUIPMENT - ADDITION - LIFE RAFTS IN CENTER OVERHEAD STOWAGE - EASTERN AERO MARINE - BFE	***
2564D185K61	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - ADDITION - OXYGEN BOTTLE AND MASK - SCOTT AVIATION - BFE	***
2564D360M44	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - BFE	***
2564D360M82	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - ADDITION - PBE IN FWD LH MONUMENT - ESSEX - BFE	***
2564D360P90	MP - DETACHABLE EMERGENCY EQUIPMENT - DELETION - SMOKE HOODS - ESSEX CORPORATION - BFE	***

2564D360T14	MP - DETACHABLE EMERGENCY EQUIPMENT - FIRST AID KIT - PROCUREMENT REVISION - BFE TO BFBI	***
2732D322C99
MP - STALL WARNING SYSTEM - STALL MANAGEMENT YAW DAMPER COMPUTERS (SMYD) - REPLACEMENT- SMYD COMPUTERS WITH AUTOSTOW FUNCTIONALITY, P/N
285A1010-109 IN LIEU OF THE EXISTING SMYD COMPUTERS, P/N 285A1010-9 - SFE
***
3133A051B38	MP - MULTI-INPUT PRINTER - ARINC 740 - MILTOPE P/N 497126-31 - BFE	***
3133B694B49	RO - ARINC 740 MULTI-INPUT PRINTER REMOVAL FROM PROVISIONS IN THE AFT AISLE STAND - HONEYWELL - P/N 8055515-4507 - BFE	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 5

BOEING PROPRIETARY

CR	Title	2011 $ Price Per A/C
3133D322C34	MP - ARINC 740 MULTI-INPUT PRINTER - REPLACEMENT - HONEYWELL P/N 8055515-4507 IN LIEU OF MILTOPE P/N 497126-31 - BFE	***
3211D830A06	MP - MAIN GEAR - REVISION - STRENGTHENED MAIN LANDING GEAR AXLES	***
3430B694H08	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - INSTALLATION - SEXTANT IN LIEU OF HONEYWELL - BFE	***
3433D354B57	MP - RADIO ALTIMETER SYSTEM - REPLACEMENT - HONEYWELL LOW RANGE RADIO ALTIMETER P/N 066-50007-0531 IN LIEU OF EXISTING P/M 066-500007-0111 - BFE	***
3455D354B43	MP - DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR - REPLACEMENT - HONEYWELL P/N 066-50013-0111 IN LIEU OF P/N 066-50013-0101 - BFE	***
3461D322C75	RO - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - DEACTIVATION - AIR TRAFFIC SERVICES DATA LINK (ATS DL)	***
3910D322C28	MP - AFT ELECTRONICS PANEL ARRANGEMENT - REVISION - AFT ELECTRONICS PANEL ARRANGEMENT WITH ARINC 740 PRINTER INSTALLATION IN LIEU OF THE EXISTING AFT ELECTRONICS PANEL ARRANGEMENT	***
3910D322C77	RO - AFT ELECTRONICS PANEL - REVISION	***
7200A367A61	MP - CFM56-7 ENGINES - 7B27 RATING IN LIEU OF 7B26 RATING	***
7200D977A01	MP - CFM56-7 ENGINES - 7B27/F THRUST RATING IN LIEU OF THE EXISTING 7B27 THRUST RATING	***
OPTIONS: 35	TOTALS:	***

GRAND TOTALS:	***

P.A. 1810 SA-84	BOEING PROPRIETARY	Page 6

Attachment A to SWA-PA-1810-LA1001315R2

***

Letter Agmt SWA-PA-1810-LA-1001315R2; paragraph 3

No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36,962	July-11	1999	***
2	737-700	T-W-2b	36,963	July-11	1999	***
3	737-700	T-W-2b	36,965	August-11	1999	***
4	737-700	T-W-2b	36,967	October-11	1999	***
5	737-800	800LUV	36,980	March-12	2011	***
6	737-800	800LUV	36,983	April-12	2011	***
7	737-800	800LUV	36,985	May-12	2011	***
8	737-800	800LUV	36,987	May-12	2011	***
9	737-800	800LUV	36,990	July-12	2011	***
10	737-800	800LUV	36,992	August-12	2011	***
11	737-800	800LUV	36,994	September-12	2011	***
12	737-800	800LUV	37,003	November-12	2011	***
13	737-800	800LUV	37,009	December-12	2011	***
14	737-800	800LUV	36,973	March-13	2011	***
15	737-800	800LUV	36,998	March-13	2011	***
16	737-800	800LUV	36,908	April-13	2011	***
17	737-800	800LUV	36,933	September-13	2011	***
18	737-800	800LUV	42,526	November-13	2011
19	737-800	800LUV	37,004	March-14	2011
20	737-800	800LUV	42,521	May-14	2011
21	737-800	800LUV	42,522	June-14	2011
22	737-800	800LUV	tbd	June-14	2011
23	737-800	800LUV	tbd	June-14	2011
24	737-800	800LUV	42,523	June-14	2011
25	737-800	800LUV	tbd	July-14	2011
26	737-800	800LUV	tbd	July-14	2011
27	737-800	800LUV	tbd	July-14	2011
28	737-800	800LUV	42,524	August-14	2011
29	737-800	800LUV	42,525	August-14	2011
30	737-800	800LUV	36,935	September-14	2011
31	737-800	800LUV	42,527	September-14	2011
32	737-800	800LUV	42,528	September-14	2011
33	737-800	800LUV	42,531	September-14	2011
34	737-800	800LUV	36,909	October-14	2011
35	737-800	800LUV	37,043	November-14	2011
36	737-800	800LUV	42,529	December-14	2011
37	737-800	800LUV	42,530	December-14	2011
38	737-800	800LUV	37,045	December-14	2011
39	737-800	800LUV	37,037	December-14	2011
40	737-700	700LUV	42,535	January-15	2011
41	737-700	700LUV	42,536	February-15	2011
42	737-700	700LUV	42,537	March-15	2011
43	737-700	700LUV	42,538	April-15	2011
44	737-700	700LUV	42,539	May-15	2011
45	737-700	700LUV	42,540	June-15	2011
46	737-700	700LUV	42,541	July-15	2011
47	737-700	700LUV	42,542	August-15	2011
48	737-700	700LUV	42,543	September-15	2011

SA-84

Attachment A to SWA-PA-1810-LA1001315R2

49	737-700	700LUV	36,940	November-15	2011
50	737-700	700LUV	36,938	April-16	2011
51	737-700	700LUV	36,939	May-16	2011
52	737-700	700LUV	36,945	July-16	2011
53	737-700	700LUV	36,977	September-16	2011
54	737-700	700LUV	42,532	January-17	2011
55	737-700	700LUV	36,910	January-17	2011
56	737-700	700LUV	36,970	February-17	2011
57	737-700	700LUV	36,969	February-17	2011
58	737-700	700LUV	36,972	March-17	2011
59	737-700	700LUV	36,927	April-17	2011
60	737-700	700LUV	36,974	April-17	2011
61	737-700	700LUV	36,925	May-17	2011
62	737-700	700LUV	36,975	May-17	2011
63	737-700	700LUV	36,976	June-17	2011
64	737-700	700LUV	36,926	January-18	2011
65	737-700	700LUV	42,533	February-18	2011
66	737-700	700LUV	42,545	February-18	2011
67	737-700	700LUV	42,534	March-18	2011
68			tbd
69			tbd
70			tbd
71			tbd

SA-84

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

SWA-PA-1810-LA-1105885R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 700LUV Aircraft identified in Table 1a of the Purchase Agreement (Block 700LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. ***

SWA-PA-1810-LA-1105885R2		Page 1
***		SA-84
BOEING PROPRIETARY

2. ***

SWA-PA-1810-LA-1105885R2		Page 2
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3. ***

4. ***

5. Assignment.
Unless otherwise noted herein, *** This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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6. Confidentiality

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 20, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	SVP & CFO

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